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                                                                   EXHIBIT 10.13

                            MASTER LEASE AGREEMENT
                               No. 101-15001-01

THIRD COAST VENTURE LEASE PARTNERS I, L.P.
900 North Franklin Street, Suite 700
Chicago, Illinois 60610
(312) 337-3303

Lessee:   OPEN PORT TECHNOLOGY, INC.
Address:  676 North St. Clair Street
          Suite 900
          Chicago, IL 60611

Date:     June 22, 1998

Lessor hereby leases to Lessee and Lessee leases from Lessor, in accordance with the terms and conditions hereinafter set forth, the Equipment. No respective Schedule shall be construed as an independent separate lease unless assigned by Lessor pursuant to Section 15 hereof. In the event of a conflict between the terms of this Lease and the terms and conditions of a Schedule, the terms and conditions of the Schedule shall govern and control that Schedule.

1.   Definitions.
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     "Acceptance Date" shall mean (1) the date of delivery of the Equipment to
      ---------------
Lessee; (2) in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor purchases the Equipment from Lessee; or (3) in the case of Equipment requiring installation, the date of installation of the Equipment.

     "Additions" shall mean all replacement parts, modifications, improvements,
      ---------
repairs, additions, accessories and alterations incorporated in the Equipment as now or hereafter affixed thereto including proceeds thereof.

     "Article 2A" shall mean Uniform Commercial Code Article 2A--Leases as
      ----------
adopted in the State of Illinois.

     "Commencement Date" shall mean the Acceptance Date, except that if the
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Acceptance Date is other than the first day of a calendar quarter, then the
Commencement Date shall be the first day of the calendar quarter following the month which includes the Acceptance Date.

     "Default Date" shall mean the date of occurrence of an Event of Default as
      ------------
set forth in Section 13.

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    "Discount Rate" shall mean the charge on loans to depository institutions by
     -------------
the Federal Reserve Banks in effect from time to time, as published in the Wall Street Journal, Midwest Edition.

     "Equipment" shall mean the equipment described in each Schedule together
      ---------
with all Additions which shall consist of personal computers, servers, telecommunications equipment, and other office equipment.

     "Equipment Acceptance" shall mean the written confirmation by Lessee of
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unconditional acceptance of the Equipment in the form supplied by Lessor.

     "Equipment Loss" shall mean the loss, damage, theft or destruction of the
      --------------
Equipment, or any portion thereof, from any cause whatsoever.

     "Event of Default" shall mean those events set forth in Section 13 hereof.
      ----------------

     "Fair Market Value" or "Fair Rental Value", as the case may be, shall mean
      -----------------      -----------------
the value determined on the basis of and equal in amount to the value which would be obtained in an arm's-length transaction between an informed and willing buyer-user or lessee-user (other than a used equipment dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, on the assumptions that: all such Equipment (a) is being sold "in place and in use";
(b) is free and clear of all liens and encumbrances; (c) is in the condition required upon the return of the Equipment under Sections 4 and 6 of this Lease;
(d) and does not include any Additions which Lessee may have incorporated into the Equipment as may be permitted under Section 3 of the Lease. In such determination, costs of removal of the Equipment from the location of current use by Lessee shall be in addition to such value(s).

     "Initial Lease Term" shall mean the term of this Lease for any item of
      ------------------
Equipment as set forth in the Addendum or Schedule relating to such item of Equipment.

     "Lease" shall mean this Master Lease Agreement No. 101-15001-01 and any
      -----
Addenda executed pursuant to Section 24 hereof.

     "Lessee" shall mean Open Port Technology, Inc., a corporation incorporated
      ------
under the laws of Illinois, with its principal place of business at 626 North St. Clair Street, Suite 900 Chicago, IL 60611.

     "Lessor" shall mean Third Coast Venture Lease Partners I, L.P., a Delaware
      ------
limited partnership with its principal place of business at 900 North Franklin Street, Suite 700, Chicago, Illinois 60610.

     "Obligor" shall mean any guarantor or surety of any obligations of Lessee
      -------
to Lessor under this Lease and any Schedule hereto.

     "Premises" shall mean the premises of Lessee where the Equipment is located
      --------
as set forth in the applicable Schedule.

     "Prime Rate" shall mean the base rate on corporate loans posted by at least
      ----------
75% of the nation's 30 largest banks (or its equivalent) per annum in effect from time to time, as published in the Wall Street

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Journal, Midwest Edition.

     "Schedule(s)" shall mean those equipment schedule(s) which may be executed
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by Lessor and Lessee from time to time each of which is made a part hereof.

     "Service Charge" shall mean a charge equal to two percent (2%) per month of
      --------------
the overdue payments or the maximum rate permitted by law, whichever is less.

     "Supplier" shall mean the vendor, dealer, seller, manufacturer or supplier
      --------
of the Equipment as defined in Article 2A.

2.   Term and Rental. Lessee shall pay to Lessor, in addition to all other sums
     ---------------
due hereunder, an amount equal to the product of (i) the amount funded by Lessor; multiplied by (ii) one-thirtieth of the applicable Monthly Rent Factor (as such term is defined in the Addendum); multiplied by (iii) the number of days from and including the date of such funding by Lessor to the Commencement Date of the Initial Lease Term. Lessee agrees to pay the total rental for the entire term hereof, which shall be the total amount of all rental payments set forth in the Schedule(s), plus such additional amounts as may become due hereunder or pursuant to any written modification hereof or additional written agreement hereto. Except as otherwise specified in the Schedule(s), rental payments hereunder shall be monthly and shall be payable in advance on the first day of each month during the term of this Lease beginning with the Commencement Date of the Initial Lease Term and shall be sent to the address of the Lessor specified in this Lease or in the Schedule(s) or as otherwise directed by the Lessor in writing. Rental payments or any other payments due hereunder not made on or before the due date shall be overdue and shall be subject to a Service Charge after a ten (10) day payment grace period. If Lessor shall at any time accept a rental payment after it shall become due, such acceptance shall not constitute or be construed as a waiver of any or all of Lessor's rights hereunder, including without limitation those rights of Lessor set forth in Sections 13 and 14 hereof.

3.   Title. This is an agreement of lease only. Lessee shall have no right,
     -----
title or interest in or to the Equipment leased hereunder, except as to the use thereof subject to the terms and conditions of this Lease. All of the Equipment shall remain personal property (whether or not the Equipment may at any time become attached or affixed to real property). The Equipment is and shall remain the sole and exclusive property of Lessor or its assignees. This Lease is intended to constitute a true lease and not a sale of the related Equipment. However, to the extent, at any time or from time to time, this Lease is construed to be a transaction intended as security, Lessor retains and Lessee hereby grants to Lessor a security interest in and to the Equipment, the proceeds of any sale thereof, the assignment, lease, or sublease thereof, any insurance proceeds with respect thereto, and any other rights of Lessee, tangible or intangible, in and to the Equipment, the Lease, and their proceeds; provided, further, that Lessee may not, to the extent this Lease is construed to be a transaction intended as security, sell or otherwise encumber the Equipment without Lessor's prior written consent. No right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of this Lease, the right to maintain possession and use of the Equipment for the Lease Term as provided in Schedule(s). Any Additions, whether incorporated or affixed before or after the Commencement Date, shall become the property of Lessor upon being so incorporated or affixed and shall be returned to Lessor as provided in
Section 4. Upon the request of Lessor, Lessee will affix to the Equipment labels or other markings supplied by Lessor indicating Lessor's

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ownership of the Equipment and shall keep the same affixed for the entire term of this Lease. Lessee agrees to promptly execute and deliver or cause to be executed and delivered to Lessor and Lessor is hereby authorized to record or file, any statement and/or instrument requested by Lessor for the purpose of showing Lessor's interest in the Equipment, including without limitation, financing statements, security agreements, and waivers with respect to rights in the Equipment from any owners or mortgagees of any real estate where the Equipment may be located. Lessee hereby appoints Lessor as Lessee's limited attorney-in-fact to execute and record all documents necessary to perfect or maintain the perfection of Lessor's interests hereunder or to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage under any insurance policy. Lessee shall pay Lessor for any costs and fees relating to any filings hereunder including, but not limited to, costs, fees, searches, document preparation, documentary stamps, privilege taxes and reasonable attorneys' fees. If any item of Equipment includes computer software, Lessee shall execute and deliver and shall cause Supplier (as hereinafter defined) to deliver all such documents as are necessary to effectuate assignment of all applicable software licenses to Lessor. Lessee shall at its expense: (a) indemnify, protect and defend Lessor's title to the Equipment from and against all persons claiming against or through Lessee; (b) at all times keep the Equipment free from any and all liens, encumbrances, attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever;
(c) give Lessor immediate written notice of any breach of this Lease described in clause (b); and (d) indemnify, protect and save Lessor harmless from any loss, cost or expense (including reasonable attorneys' fees) caused by the Lessee's breach of any of the provisions of this Lease.

4.   Acceptance and Return of Equipment. Lessor shall, at any time prior to
     ----------------------------------
unconditional acceptance of all Equipment by Lessee, have the right to cancel this Lease with respect to such Equipment (and if the Equipment or any portion thereof has not previously been accepted, Lessor may refuse to pay for the Equipment or any portion thereof or refuse to cause the same to be delivered) if: (a) the Acceptance Date with respect to any item of Equipment to be leased pursuant to any Schedule has not occurred within sixty (60) days of the estimated Acceptance Date set forth in such Schedule or (b) there shall be, in the reasonable judgment of Lessor, a material adverse change in the financial condition or credit standing of Lessee or of any guarantor of Lessee's performance under this Lease or failure of Lessee to substantially achieve operational and financial objectives as set forth in Lessee's most recent operating plan. Upon any cancellation by Lessor pursuant to this Section or the provisions of any Schedule, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment plus all costs and expenses of Lessor incurred in connection with such Equipment and any interest or rentals due hereunder in connection with such Equipment and shall pay to Lessor all other sums then due hereunder, whereupon if Lessee is not then in default and has fully performed all of its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment. Lessee shall execute and deliver to Lessor the Equipment Acceptance within thirty (30) days after the Acceptance Date. Lessee agrees, before execution of the aforesaid Equipment Acceptance, to inform Lessor in writing of any defects in the Equipment, or in the installation thereof, which have come to the attention of Lessee or its agents and which might give rise to a claim by Lessee against the Supplier or any other person. If Lessee fails to give notice to Lessor of any such defects or fails to deliver to Lessor the Equipment Acceptance as provided herein, it shall be deemed an acknowledgment by Lessee (for purposes of this Lease only) that no such defects in the Equipment or its installation exist and it shall be conclusively presumed, solely as between Lessor and its assignees and Lessee, that such Equipment has been unconditionally accepted by Lessee for lease hereunder. Except as otherwise provided in any Schedule,

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Lessee shall provide Lessor ninety (90) days prior written notice of its intention to return the Equipment upon expiration of the Initial Lease Term. Upon expiration or the cancellation or termination of the Lease with respect to any Equipment, Lessee shall, at its own expense, assemble, crate, insure and deliver all of the Equipment and all of the service records and all software and software documentation subject to this Lease and any Schedules hereto to Lessor in the same good condition and repair as when received, reasonable wear and tear resulting only from proper use thereof excepted, to such reasonable destination within the continental United States as Lessor shall designate. The Equipment shall be deemed delivered to Lessor upon Lessor's execution of its certificate of receipt. Lessee shall, immediately prior to such return of each item of Equipment, provide to Lessor a letter reasonably acceptable to Lessor certifying that said item is in good working order, reasonable wear and tear resulting only from proper use thereof excepted. If any computer software requires relicensing when removed from Lessee's premises, Lessee shall bear all costs of such relicensing. If Lessee fails or refuses to return the Equipment as provided herein at the end of any holdover period, Lessee shall pay to Lessor, at Lessor's option, an amount equal to the highest monthly payment set forth in the Schedule for each month the Equipment is not delivered. If Lessee fails or refuses to return the Equipment as provided herein at the end of any holdover period, Lessee shall pay to Lessor, at Lessor's option, an amount equal to the highest monthly payment set forth in the Schedule or the highest rate permitted by law, whichever is less, for each month or portion thereof, until Lessee so returns the Equipment to Lessor.


5.   Disclaimer of Warranties. The Lessee and Lessor agree that this Lease is a
     ------------------------
Finance Lease as defined in Uniform Commercial Code Article 2A--Leases. The Lessee also acknowledges that: (a) the Lessee has selected the Supplier and directed the Lessor to purchase the Equipment from the Supplier; (b) the Lessee has been informed in writing, before signing this Lease, that the Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to the Lessor by the Supplier in connection with or as part of the contract by which the Lessor acquired the Equipment; and (c) the Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations thereof or of any remedies in connection therewith. LESSEE HAS EXCLUSIVELY SELECTED AND CHOSEN THE TYPE, DESIGN, CONFIGURATION, SPECIFICATION AND QUALITY OF THE EQUIPMENT HEREIN LEASED AND THE SUPPLIER THEREOF, AS SET FORTH IN THE SCHEDULES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS, ADAPTABILITY, ANY IMPLIED WARRANTY OF QUIET ENJOYMENT OR NON-INTERFERENCE OR SUITABILITY FOR ANY PARTICULAR PURPOSE, AND, LESSEE LEASES, HIRES AND RENTS THE EQUIPMENT "AS IS." Lessee understands and agrees that neither Supplier, nor any agent of Supplier, is an agent of Lessor or is in any manner authorized to waive or alter any term or condition of this Lease. Lessor shall not be liable for any loss or damage suffered by Lessee or by any other person or entity, direct or indirect or consequential, including, but not limited to, business interruption and injury to persons or property, resulting from non-delivery or late delivery, installation, failure or faulty operation, condition, suitability or use of the Equipment leased by Lessee hereunder, or for any failure of any representations, warranties or covenants made by the Supplier. Any claims of Lessee shall not be made against Lessor but shall be made, if at all, solely and exclusively against Supplier, or any persons other than the Lessor. Lessor hereby authorizes Lessee to enforce during the term of this Lease, in its name, but at Lessee's sole effort and expense, all

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warranties, agreements or representations, if any, which may have been made by
Supplier to Lessor or to Lessee, and Lessor hereby assigns to Lessee solely for the limited purpose of making and prosecuting any such claim, all rights which Lessor may have against Supplier for breach of warranty or other representation respecting the Equipment.

6.   Care, Transfer and Use of Equipment. Lessee, at its own expense, shall
     -----------------------------------
maintain the Equipment in good operating condition, repair and appearance in accordance with Supplier's specifications and in compliance with all applicable laws and regulations and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. When generally offered, Lessee shall, at its expense, keep a maintenance contract in full force and effect, throughout the term of this Lease and any Schedule hereto. The disrepair or inoperability of the Equipment regardless of the cause thereof shall not relieve Lessee of the obligation to pay rental hereunder. Lessee shall not make any Addition to the Equipment (other than normal operating accessories or controls) without the prior written consent of Lessor. Lessee will not, and will not permit anyone other than the authorized field engineering representatives of Supplier or other maintenance organization reasonably acceptable to Lessor to effect any inspection, adjustment, preventative or remedial maintenance or repair to the Equipment. Lessee may not (a) relocate or operate the Equipment at locations other than the Premises, except with Lessor's prior written consent, which shall not be unreasonably withheld if such other location within the continental United States, or (b) SELL, CONVEY, TRANSFER, ASSIGN, SUBLEASE, ENCUMBER ALL OR ANY OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE OR ANY ITEMS OF EQUIPMENT [INCLUDING PARTING WITH POSSESSION OF ANY ITEM OF EQUIPMENT], AND ANY SUCH PURPORTED TRANSACTION SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT. In the event of a relocation of the Equipment or any item thereof to which Lessor consents, all costs (including, but not limited to, Uniform Commercial Code filing fees, any additional property taxes or other taxes and any additional expense of insurance coverage) resulting from any such relocation, shall be promptly paid by Lessee upon presentation to Lessee of evidence supporting such cost. Lessor shall have the right during normal hours upon reasonable notice to Lessee, subject to applicable laws and regulations, to enter Lessee's Premises in order to inspect, observe, affix labels or other markings, or to exhibit the Equipment to prospective purchasers or future lessees thereof, or to otherwise protect Lessor's interest therein.

7.   Net Lease. THIS LEASE AND ANY SCHEDULE HERETO IS A NET LEASE, AND ALL
     ----------
PAYMENTS HEREUNDER ARE NET TO LESSOR. All taxes, assessments, licenses, and other charges (including, without limitation personal property taxes and sales, franchise, gross receipt, use and leasing taxes and penalties and interest on such taxes) imposed, levied or assessed on the ownership, possession, rental or use of the Equipment during the term of this Lease and any Schedule hereto (except for Lessor's federal or state net income taxes) shall be paid by Lessee when due and before the same shall become delinquent, whether such taxes are assessed or would ordinarily be assessed against Lessor or Lessee. To the extent possible under applicable law, for personal property or ad valorem tax return purposes only, Lessee shall include the Equipment on such returns as may be required, which returns shall be timely filed by it. In any event, Lessee shall file all tax returns required for itself or Lessor and Lessor hereby appoints Lessee as its attorney- in-fact for such purpose. In case of failure by Lessee to so pay said taxes, assessments, licenses or other charges, Lessor may pay all or any part of such items, in which event the amount so paid by Lessor including any interest or penalties thereon and reasonable attorneys' fees incurred by Lessor shall be immediately paid by Lessee to Lessor as additional rental hereunder. Lessee shall promptly pay all costs,

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expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Lease and any Schedule hereto, whether or not specifically mentioned herein. In case of failure by Lessee to comply with any provision of this Lease and any Schedule hereto, Lessor shall have the right, but not the obligation, to effect such compliance on behalf of Lessee. In such event, all costs and expenses incurred by Lessor in effecting such compliance shall be immediately paid by Lessee to Lessor as additional rental hereunder.

8.   Indemnity. Lessee shall and does hereby agree to indemnify, defend and hold
     ---------
Lessor and its assigns harmless from and against any and all liability, loss, costs, injury, damage, penalties, suits, judgments, demands, claims, expenses and disbursements (including without limitation, reasonable attorneys' fees) of any kind whatsoever arising out of, on account of, or in connection with this Lease, any Schedule hereto and the Equipment leased hereunder, including, without limitation, its manufacture, selection, purchase, delivery, rejection, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return thereof. Lessee's indemnity shall include any loss of the tax benefits which Lessor, its affiliates, partners and assignees currently are entitled to enjoy caused by (a) acts, omissions or misrepresentations of Lessee in violation of its agreement. Such items shall include, but not be limited to the following: if (i) Lessor shall not be entitled to accelerated cost recover deductions (the "MACRS deductions") as allowed under Section 168 of the Internal Revenue Code of 1986, as amended, ("the Code") based on 100% of the Original Cost of the Equipment to Lessor and utilizing the depreciable life and method referred to in the attached Schedule(s), or (ii) if Lessor is required to recognize income other than rent as contemplated under the Lease, or (iii) if any item of income, gain, loss or deduction is treated as having been derived from or allocable to sources outside the U.S. This indemnity shall survive the Initial Lease Term or earlier cancellation or termination of this Lease and any Schedule hereto.

9.   Insurance. Commencing on the date that risk of loss or damage passes to
     ---------
Lessor from the Supplier and continuing until Lessee has re-delivered the Equipment to Lessor, Lessee shall, at its own expense, keep the Equipment insured against all risks of loss or damage from every and any cause whatsoever in such amounts (but in no event less than the greater of the replacement value thereof or the amount set forth in the applicable casualty schedule, whichever is higher and with a deductible amount not to exceed $5,000.00) and in such form as is reasonably satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessor's assignee(s) as principal loss payees as their interests may appear. Lessee shall also, at its own expense, carry public liability insurance, with Lessor and Lessor's assignee(s) as an additional insured, in such amounts with such companies and in such form as is satisfactory to Lessor, with respect to injury to person or property resulting from or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition. Not less than ten (10) days prior to the Acceptance Date, Lessee shall deliver to Lessor satisfactory evidence of such insurance and shall further deliver evidence of renewal of each such policy not less than thirty
(30) days prior to expiration thereof. Each such policy shall contain an endorsement providing that the insurer will give Lessor and its assignees not less than thirty (30) days prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy or the failure by Lessee to timely pay all required premiums, costs or charges with respect thereto. Upon Lessor's request, Lessee shall cause its insurance agent(s) to execute and deliver to Lessor Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provided to Lessee by Lessor and name any assignees of Lessor designated by Lessor. Each policy shall be primary without rights of

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contribution from any other insurance which is carried by Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. Each policy shall provide for payment to Lessor and its assignees notwithstanding any action, inaction or breach of representation or warranty by Lessee or Lessor. In case of the failure to procure or maintain such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance and there shall be no recourse against Lessor or its assignees for payment of such premiums or other amounts with respect thereto. Any premium paid by Lessor shall be immediately due and payable by Lessee to Lessor as additional rent hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Lessee pursuant to Sections 8 or 10 or any other provision of this Lease and any Schedule hereto. Lessee shall, to the extent reasonably possible, obtain liability insurance required hereunder on an occurrence basis rather than a claims-made basis. To the extent that the Lessee must obtain some or all of this coverage on a claims-made basis, Lessee shall provide Lessor with satisfactory evidence that the retroactive date of the claims-made policy is prior to the Commencement Date or the date of Delivery and Acceptance by Lessee, whichever is earlier; that the then remaining aggregate amount of Lessee's coverage is and will be sufficient to meet the minimum amount of coverage required hereunder, and that the policy will either remain in force, be renewed, or a satisfactory replacement policy will be purchased to cover any claims which might arise hereunder in the future. Lessee's obligation to keep the Equipment insured as provided herein shall continue until the Equipment is returned to Lessor pursuant to Section 4 hereof.

10.  Risk of Loss. Until such time as the Equipment is returned and delivered to
     ------------
Lessor, pursuant to the terms of this Lease and any Schedule hereto, Lessee hereby assumes and shall bear the entire risk of any Equipment Loss. Without limitation of the foregoing, no Equipment Loss shall relieve Lessee in any way from its obligations hereunder. Lessee shall promptly notify Lessor in writing of any Equipment Loss. In the event of any such Equipment Loss, Lessee shall:
(a) in the event Lessor determines such Equipment to be repairable, promptly place, at Lessee's expense, the Equipment in good repair, condition and working order in accordance with Supplier's specifications and to the satisfaction of Lessor; or (b) in the event of an actual or constructive total loss of any item of Equipment, at Lessor's option: (i) promptly replace, at Lessee's expense, the Equipment with like equipment of the same or a later model with the same Additions as the Equipment, and in good repair, condition and working order in accordance with the Supplier's specifications and to the satisfaction of Lessor; or (ii) immediately pay to Lessor the amount obtained by multiplying the Equipment Cost as specified in the applicable Schedule by the percentage contained in any casualty schedule for the date of such Equipment Loss plus, any unpaid rentals or any amounts due hereunder or, if no casualty schedule has been made a part of any applicable Schedule, an amount equal to the present value of the total amount of unpaid rentals and all other amounts due and to become due under any applicable Schedule during the term thereof as of the date of any payment, discounted at a rate equal to the Discount Rate in effect as of the Commencement Date of the Lease with respect to each applicable Schedule, plus an additional amount equal to the Fair Market Value of the Equipment immediately prior to the Equipment Loss, but in no event shall the amount of such Fair Market Value be less than twenty percent (20%) of the Equipment Cost as specified in the applicable Schedule. In the event Lessee is required to repair or replace any such item of Equipment pursuant to Subsections (a) or (b)(i) of the preceding sentence, the insurance proceeds received by Lessor and its assignees, if any, pursuant to Section 9, after the use of such funds to pay any unpaid amounts then due hereunder, shall be paid to Lessee or, if applicable, to a third party repairing or replacing the Equipment upon Lessee's furnishing proof satisfactory to Lessor and its assignee that such repair or

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replacement has been completed in a satisfactory manner. In the event Lessor elects the option set forth in Subsection (b)(ii), Lessee shall be entitled to a credit against the payment required by said Subsection in an amount equal to such insurance proceeds actually received by Lessor with any excess returned to Lessee and its assignee pursuant to Section 9 on account of such Equipment, and, upon payment by Lessee to Lessor of all of the sums required pursuant to Subsection (b)(ii), the applicable Schedule shall terminate with respect to such item of Equipment and Lessee shall be entitled to whatever interest Lessor may have in such item "as is, where is" and "with all faults" in its then condition and location without warranties of any type whatsoever, express or implied.

11.  Covenants of Lessee. Lessee agrees that its obligations under this Lease
     -------------------
and any Schedule hereto, including without limitation, the obligation to pay rental, are irrevocable and absolute, shall not abate for any reason whatsoever (including any claims against Lessor), and shall continue in full force and effect regardless of any inability of Lessee to use the Equipment or any part thereof for any reason whatsoever including, without limitation, war, act of God, storms, governmental regulations, strike or other labor troubles, loss, damage, destruction, disrepair, obsolescence, failure of or delay in delivery of the Equipment, or failure of the Equipment to properly operate for any cause. In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lessor, Lessee shall fully perform and pay its obligations hereunder (including all rents, without set-off or defense of any kind) and its only exclusive recourse against Lessor shall be by a separate action. Lessee shall provide Lessor with not less than thirty (30) days prior written notice of any proposed change in Lessee's financial structure or ownership (e.g., merger, consolidation, sale, lease or other disposition of assets not in the ordinary course).

12.  Representations and Warranties. In order to induce Lessor in enter into
     ------------------------------
this Lease and any Schedule hereto and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that:

     (a) Financial Statements. (i) applications, financial statements, reports and operating plans which have been submitted by Lessee and any Obligors to Lessor are, and all information hereafter furnished by Lessee and Obligors to Lessor will be, true and correct in all material respects as of the date submitted; (ii) as of the date hereof, the date of any Schedule and any Acceptance Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; (iii) as of the date hereof, the date of any Schedule and any Acceptance Date, Lessee has not failed to substantially achieve operational and financial objectives as set forth in Lessee's operating plan and financial projections furnished to Lessor in connection with Lessor's approval of this transaction; and, (iv) none of the foregoing omit or omitted to state any material fact.

     (b) Organization. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and is duly qualified to do business and is in good standing in each State in which the Equipment will be located.

     (c) Authority. Lessee has full power, authority and right to own and/or lease property and to execute, deliver and perform this Lease and any Schedule hereto, and the execution, delivery and performance hereof has been authorized by all necessary action of Lessee.

     (d) Enforceability. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and any Obligor and constitutes a legal, valid and binding obligation of Lessee and any Obligor enforceable in accordance with its terms.

     (e) Consents. The execution, delivery and performance of this Lease and any Schedule hereto does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee, and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of incorporation, partnership agreement, by-laws or other governing documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected. Except as disclosed, no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease and any Schedule hereto.

     (f) Title. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment which are subject to this Lease and any Schedule hereto on such date, free and clear of all liens, except the lien of Supplier which will be released upon receipt of payment. Lessee warrants that no party has a security interest in the Equipment which will not be released on or before payment by Lessor to Supplier of the Equipment and that the Equipment is and shall at all times remain personal property regardless of how it may be affixed to any real property.

     (g) Litigation. There is no action, suit, investigation or proceeding by or before any court, arbitrator, agency or governmental authority pending or threatened against or affecting Lessee: (i) which involves the Equipment or the transactions contemplated by this Lease and any Schedule hereto; or
     (ii) which, if adversely determined, could have a material adverse effect on the financial condition, business or operation of Lessee.

13.  Events of Default. An Event of Default shall occur hereunder if Lessee or
     -----------------
any Obligor: (a) fails to pay any installment of rent or other payment required hereunder when due after a ten (10) day grace period; or (b) attempts to or does remove from the Premises (except a relocation with Lessor's written consent as provided in Section 6), sell, transfer, encumber, part with possession of, or sublet any item of the Equipment; or (c) shall suffer or have suffered, in the reasonable judgment of Lessor, any event the result of which has caused the Lessor to deem itself to be insecure including, but not limited to, any of the following: (i) a material adverse change in its financial condition or business prospects as taken as a whole; (ii) a material change in structure (e.g., merger, consolidation, sale, lease or other disposition of assets not in the ordinary course); (iii) a material change in ownership (e.g., sale of over 50% of stock); (iv) failure of Lessee to substantially achieve operational and financial objectives as set forth in Lessee's operating plan and financial projections furnished to Lessor in connection with Lessor's approval of this transaction; or (v) any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee or Obligor to Lessor has materially misstated or shall misstate or has failed or shall fail to state a material fact; or (d) breaches or shall have breached any material representation or material warranty made or given by Lessee or Obligor in this Lease or in any other document furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue in any material respect or, by reason of failure to state a material fact or otherwise, shall be misleading; or (e) fails to perform or observe any other material covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of ten (10) days after the earlier of (i) the date on which Lessee obtains, or should have obtained knowledge of such failure or breach, or (ii) the date on which notice thereof shall be given by Lessor to Lessee; or (f) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee or Obligor and such preceding is not dismissed in ninety (90) days; or (g) conveys, sells, transfers, subleases or assigns substantially all of Lessee's or Obligor's assets or ceases doing business as a going concern, or, if a corporation, ceases to be in good standing unless cured or files a statement of intent to dissolve, or abandons any or all of the Equipment; or (h) shall be in breach of or default under any lease or other agreement at any time executed with Lessor or any other lessor or with any lender to Lessee or Obligor.

14.  Remedies. From and after the Default Date, Lessor may, in its sole and
     --------
absolute discretion, do any one or more of the following: (a) upon notice to Lessee, cancel all or any portion of this Lease and some or all Schedules executed pursuant thereto; (b) enter Lessee's Premises and without removal of the Equipment, render the Equipment unusable or, require Lessee to assemble the Equipment and make it available to Lessor at a place designated by Lessor, and/or dispose of the Equipment by sale or otherwise (all of which determinations may be made by Lessor in its sole and absolute discretion) without any duty to account for such action or inaction or for any proceeds or profits with respect thereto; (c) declare immediately due and payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase obligations which Lessee has contracted to pay); (d) with or without canceling this Lease, recover from Lessee damages, in an amount equal to the sum of: (i) all unpaid rent and other amounts that became due and payable on, or prior to, the Default Date; (ii) the present value of all future rentals and other amounts described in the Lease and not included in (i) above discounted to the Default Date at a rate equal to the Discount Rate as of the Commencement Date of the Lease with respect to each Schedule (which Discount Rate, Lessee agrees is a commercially reasonable rate which takes into account the facts and circumstances at the time such Schedule commenced); (iii) all commercially reasonable costs and expenses incurred by Lessor in enforcing Lessor's rights under this Lease, including but not limited to, costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees; (iv) the estimated residual value of the Equipment as of the expiration of the Lease; (v) any indemnity amount payable to Lessor; and (vi) interest on all of the foregoing from the Default Date until the date payment is received by Lessor at 2-1/2% in excess of the Prime Rate in effect on the date of such payment, or the highest rate permitted by law, whichever is less; (e) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law. Lessor reserves the right, in its sole and absolute discretion, to release or sell any or all of the Equipment at a public auction or in a private sale, at such time, on such terms and with such notice as Lessor shall in its sole and absolute discretion deem reasonable. In such event, without any duty on Lessor's part to effect any such re-lease or sale of the Equipment, Lessor will credit the present value of any proceeds from such sale or re-lease actually received and retainable by it (net of any and all costs or expenses) discounted from the date of Lessor's receipt thereof to the Default Date at 2-1/2% in excess of the Prime Rate in effect on the date of such payment, or the highest rate permitted by law, whichever is less to the amounts due to Lessor from Lessee under the provisions of (c), (d) and/or (e) above. A cancellation of this Lease shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items of Equipment, if any. If this Lease and/or any
Schedule is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Section is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

15.  Assignment by Lessor. LESSOR MAY (WITH OR WITHOUT NOTICE TO LESSEE) SELL,
     --------------------
TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE, ANY ITEMS OF EQUIPMENT OR ANY AMOUNT PAYABLE HEREUNDER. In such an event, Lessee shall, upon receipt of notice, acknowledge any such sale, transfer, assignment or grant of a security interest and shall pay its obligations hereunder or amounts equal thereto to the respective transferee, assignee or secured party in the manner specified in any instructions received from Lessor. Notwithstanding any such sale, transfer, assignment or grant of a security interest by Lessor and so long as no event of default shall have occurred hereunder, neither Lessor nor any transferee, assignee or secured party shall interfere with Lessee's right of use or quiet enjoyment of the Equipment. In the event of such sale, transfer, assignment or grant of a security interest in all or any part of this Lease and any Schedule hereto, or in the Equipment or in sums payable hereunder, as aforesaid, Lessee agrees to execute such documents as may be reasonably necessary to evidence, secure and complete such sale, transfer, assignment or grant of a security interest and to perfect the transferee's, assignee's or secured party's interest therein and Lessee further agrees that the rights of any transferee, assignee or secured party shall not be subject to any defense, set-off or counterclaim that Lessee may have against Lessor or any other party, including the Supplier, which defenses, set-offs and counterclaims shall be asserted only against such party, and that any such transferee, assignee or secured party shall have all of Lessor's rights hereunder, but shall assume none of Lessor's obligations hereunder. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens and risks imposed on Lessee. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment provided that the transfer does not materially affect the interests of Lessee. Nothing in the preceding sentence shall affect or impair the provisions of
Section 4, Section 10 or any other provision of this Lease.

16.  Amendments. This Lease and any Schedules hereto contain the entire
     ----------
agreement between the parties with respect to the Equipment, this Lease and any Schedules hereto and there is no agreement or understanding, oral or written, which is not set forth herein. This Lease and any Schedules hereto may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

Lessee's Initials /s/ DPA
                  -------------

17.  Law. This Lease and any Schedules hereto shall be binding only when
     ---
accepted by Lessor at its principle place of business in Illinois and shall in all respects be governed and construed, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Illinois. LESSEE WAIVES TRIAL BY JURY AND SUBMITS TO THE

JURISDICTION OF THE FEDERAL DISTRICT COURTS OF COMPETENT JURISDICTION OR ANY STATE COURT WITHIN THE STATE OF ILLINOIS AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

18.  Invalidity. In the event that any provision of this Lease and any Schedule
     ----------
hereto shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Lease or any Schedule hereto, as circumstances may require, and this Lease and the applicable Schedule shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be without invalidating any of the remaining provisions hereof.

19.  Miscellaneous. All notices and demands relating hereto shall be in writing
     -------------
and mailed by certified mail, return receipt requested, to Lessor or Lessee at their respective addresses above or shown in the Schedule, or at any other address designated by notice served in accordance herewith. Notice shall become effective when deposited in the United States mail, with proper postage prepaid, addressed to the party intended to be served at the address designated herein. All obligations of Lessee shall survive the termination or expiration of this Lease and any Schedule hereto. Should Lessor permit use by Lessee of any Equipment beyond the Initial Lease Term, or, if applicable, any exercised extension or renewal term, the lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. Lessee shall, upon request of Lessor from time to time, perform all acts and execute and deliver to Lessor all documents which Lessor deems reasonably necessary to implement this Lease and any Schedule hereto, including, without limitation, certificates addressed to such persons as Lessor may direct stating that this Lease and the Schedule hereto is in full force and effect, that there are no amendments or modifications thereto, that Lessor is not in default hereof or breach hereunder, setting forth the date to which rentals due hereunder have been paid, and stating such other matters as Lessor may request. This Lease and any Schedule hereto shall be binding upon the parties and their successors, legal representatives and assigns. Lessee's successors and assigns shall include, without limitation, a receiver, debtor-in-possession, or trustee of or for Lessee. If any person, firm, corporation or other entity shall guarantee this Lease and the performance by Lessee of its obligations hereunder, all of the terms and provisions hereof shall be duly applicable to such Obligor.

20.  Lessee's Waivers. To the extent permitted by applicable law, Lessee hereby
     ----------------
waives any and all rights and remedies conferred upon a Lessee by Article 2A of the Uniform Commercial Code as adopted in any jurisdiction, including but not limited to Lessee's rights to: (a) cancel this Lease; (b) repudiate this Lease;
(c) reject the Equipment; (d) revoke acceptance of the Equipment; (e) recover damages from Lessor for any breaches of warranty or for any other reason; (f) claim a security interest in the Equipment in Lessee's possession or control for any reason (g) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (h) accept partial delivery of the Equipment; (i) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from Lessor; (j) recover any general, special, incidental, or consequential damages for any reason whatsoever; and (k) specific performance, replevin, detinue, sequestration, claim, and delivery of the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 14 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 14. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

21.  Reports. So long as this Lease is in effect or Lessor holds any unexpired
     -------
and unexercised warrants, Lessee shall provide Lessor with the following: (a) annual financial statements of Lessee (and of any Obligors), prepared in accordance with generally accepted accounting principles and certified by independent certified public accountants within ninety (90) days after Lessee's (and any Obligor's) fiscal year end, (b) monthly financial and operating performance data as and when provided to members of Lessee's Board of Directors, investors and, if applicable, the S.E.C.; and (3) prompt written notice of any material adverse change in Lessee's financial condition, operating plan or business prospects.

22.  Tax Benefits. All Equipment shall be tangible personal property eligible
     ------------
for MACRS depreciation under the Internal Revenue Code of 1986, as amended. The depreciation benefits arising from the Equipment will be for the account of Lessor.

23.  Counterparts. This Lease may be executed in any number of counterparts,
     ------------
each of which shall be deemed an original. Each Schedule shall be executed in three (3) counterparts each of which shall be deemed an original but only counterpart number 1 shall constitute "chattel paper" or "collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

24. Addendum. ("X" if applicable) [X] See Addenda attached hereto and made a
    --------
part of this Lease. In the event of a conflict between the terms and conditions of this Lease and the terms and conditions of an Addendum, the terms and conditions of the Addendum shall govern and control.

The person executing this Lease for and on behalf of Lessee represents and warrants, which representation and warranty shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.

IN WITNESS WHEREOF, this Lease has been executed by Lessee this 22 day of June, 1998

OPEN PORT TECHNOLOGY, INC., Lessee
626 North St. Clair Street
Suite 900
Chicago, IL 60611
(An Illinois corporation)

By:         /s/ David P. Aniol
        --------------------------
Name:         D.P. Aniol
        --------------------------
Title:           CFO
        --------------------------


ACCEPTED AT CHICAGO, ILLINOIS

THIRD COAST VENTURE LEASE PARTNERS I, L.P., Lessor
900 North Franklin Street, Suite 700
Chicago, Illinois 60610
By its General Partner, Third Coast GP-I, L.L.C.

By:         /s/ Miroslav Anic
        --------------------------
Name:       Miroslav Anic
        --------------------------
Title:  Manager

    THIRD COAST CAPITAL
    900 NORTH FRANKLIN STREET
    SUITE 950
    CHICAGO, ILLINOIS 60610


 V 312 337 3303
 -----
 F 312 337 2567






 1999, April 15
                                                            VIA Messenger
                                                            -------------

 David P. Aniol
 CFO
 Open Port Technology, Inc.
 676 North St. Clair, Suite 900
 Chicago, IL 60611

 Re: Warrant No. PW-2 and related Warrant Purchase Agreement (Warrant")

 David,

 Third Coast Venture Lease Partners I, LP ("Fund") has assigned 100% of its interests in the Warrant to DVI Financial Services, Inc. Enclosed is the form prescribed by the Warrant notifying you of such assignment.

 Please acknowledge your receipt of the enclosed Assignment by adding your signature to the signature block below and returning the original executed copy of this letter to:

     Melvin Breaux, Esq.
     General Counsel
     DVI, Inc.
     500 Hyde Park
     Doylestown, PA 18901

 Please disregard our earlier request that a new warrant be issued. Acknowledgement and acceptance of this Assignment will obviate the need for a new warrant (and avoid any additional legal costs). Please advise if you have any questions or comments.

 Sincerely,                      ASSIGNMENT ACKNOWLEGED &
                                 ACCEPTED on behalf of
                                 Open Port Technology, Inc.



 Miroslav Anic                   David P. Aniol
 Managing Director               Chief Financial Officer     Date April 16, 1999

                                                                       EXHIBIT I

                              EXERCISE AGREEMENT
                              ------------------

To:                                     Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. PW-_____), hereby agrees to subscribe for the purchase of _______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                        Signature ________________________

                                         Address _________________________



                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, THIRD COAST VENTURE LEASE PARTNERS I, L.P. hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. PW-2) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignee                 Address                   No. of Shares
-----------------                 -------                   -------------
DVI FINANCIAL SERVICES, INC.      500 HYDE PARK                 91877
                                  DOYLESTOWN, PA 18901


Dated: 4/15/99                        Signature  Third Coast Venture Lease
                                                 ----------------------------
                                                 Partners I, L.P.
                                                 ----------------------------

                                                 By Its General Partner
                                                 ----------------------------
                                                 Third Coast GP-I, UC
                                                 ----------------------------

Witness: /s/ Kathleen Wilkinson                  By: /s/ Miroslav Anic
                                                     ------------------------
                                                     Miroslav Anic
                                                     ------------------------
                                                     General Manager
                                                     ------------------------

                              ADDENDUM NO. 01 TO
                    MASTER LEASE AGREEMENT NO. 101-15001-01
                      DATED AS OF ______________________
                                    BETWEEN
              THIRD COAST VENTURE LEASE PARTNERS 1, L.P., LESSOR
                                      AND
                     OPEN PORT TECHNOLOGY, INC., AS LESSEE

This Addendum is attached to and forms part of that certain Master Lease Agreement No. 101-15001-01 dated as of __________________, 1998, between
THIRD COAST VENTURE LEASE PARTNERS I, L.P. ("Lessor") and OPEN PORT TECHNOLOGY, INC., ("Lessee"), ("Lease") agreeing as follows:

A. Terms defined in the Lease shall have the same meanings herein unless otherwise expressly set forth herein or otherwise required by context hereof.

B. The following shall be added to the terms of the Lease and are hereby incorporated therein by reference.

C. To the extent any terms or conditions contained in this Addendum may be inconsistent or conflict with any terms or conditions contained in the Lease, the terms and conditions contained in this Addendum shall govern and control.

25.  Definitions.
     -----------

     "Base Implicit Rate" shall mean as set forth in Section 28(b) herein.
      ------------------

     "Base Monthly Rent Factor" shall mean as set forth in Section 28(b) herein.
      ------------------------

     "Base Treasury Rate" shall mean as set forth in Section 28(b) herein.
      ------------------

     "Equipment Cost" shall mean the lowest of: (a) manufacturer's net invoice
      --------------
price; (b) net book value (determined in accordance with generally accepted accounting principles); and (c) fair market value. Equipment Cost shall exclude sales tax, delivery costs, installation costs, leasehold improvements and software in excess of twenty-five percent (25%) of total fundings hereunder.

     "Funding Period" shall mean from the date hereof to July 1, 1999.
      --------------

     "Implicit Rate" shall mean the annual implicit rate set forth in Section
      -------------
28(c) herein.

     "Index Instrument" shall mean the U.S. Treasury Notes maturing closest to
      ----------------
the date thirty-six (36) months from the Commencement Date of each Schedule.

     "Lease Line" shall mean the equipment lease line of credit as set forth in
      ----------
Section 26 herein.

     "Lease Line Amount" shall be the amount of the Lease Line to be provided
      -----------------
hereunder as set forth in Section 26(b) herein.

     "Monthly Rent Factor" shall mean as set forth in Section 28(c) herein.
      -------------------

     "New Equipment" shall include Equipment purchased by Lessor from Suppliers
      -------------
and Equipment purchased by Lessee within ninety (90) days of resale to Lessor. Lessor's purchase price for New Equipment shall be 100% of Equipment Cost.

     "Treasury Rate" shall mean the yield of the Index Instrument as reported,
      -------------
from time to time, in the Wall Street Journal, Midwest Edition.

26.  Lease Line.
     ----------

     (a) Subject to the terms and conditions of the Lease, this Addendum and any applicable Schedules, and provided no Event of Default shall have occurred and be then continuing, Lessor agrees to purchase and lease New Equipment to Lessee.

     (b) The aggregate Equipment Cost of such Equipment shall not exceed $1,000,000.

     (c) All Equipment to be purchased by Lessor and leased to Lessee under this Lease Line shall be delivered, accepted, fully operational and funded by no later than July 1, 1999, provided however, that aggregate takedowns prior to January 1, 1999 shall be no less than $100,000.

     (d) The Equipment shall be located at Lessee's locations at 676 North St. Clair Street, Suite 900, Chicago, IL 60611 and at Lessee's current remote offices, or such other locations, as Lessor may approve prior to funding in writing, all as set forth in the applicable Schedules.

     (e) No unit of Equipment with an aggregate Equipment Cost of less than $1,000 shall be included in the Equipment.

     (f) Each piece of Equipment, its Supplier and all purchase orders, invoices & related documents will be subject to review and approval by Lessor.

27.  Fundings.
     --------

     (a) Lessor, upon Lessee's request, may make payments for any unit of Equipment with a unit cost over $1,000 to the Supplier in accordance with Lessor's standard procedures. Lessee shall pay Lessor interim rent from the date of each progress payment to the Commencement Date as set forth in Section 2 of the Lease.

     (b) In the event Lessee shall not deliver to Lessor its Equipment Acceptance in respect of the Equipment on or before three (3) months from the date of the first progress payment made hereunder, Lessee shall pay Lessor, upon demand, an amount equal to the sum of all progress payments made by Lessor together with all accrued and unpaid interim rent.

     (c) Alternatively, Lessor may purchase Equipment from Lessee for which Lessee may have purchased and paid the Supplier. In such event, Lessee shall submit to Lessor evidence satisfactory to Lessor of payment to the Supplier, within ninety (90) days of such payment by Lessee to Supplier.

     (d) Lessor shall in its sole discretion accumulate Lessee's paid invoices and progress payment made by

Lessor into Schedules of no less than $50,000 (except a final Schedule in a lesser amount as required to utilize the remaining Lease Line) which Schedules shall commence on the Commencement Date.

28.  Lease Economics.
     ---------------

     (a)  The Initial Lease Term shall be thirty-six (36) months.

     (b) The Base Monthly Rent Factor shall be 3.134% of Equipment Cost, payable monthly in advance, and reflects a Base Implicit Rate of 8.50%, which corresponds to a Base Treasury Rate of 5.70%.

     (c) For each Schedule, the Monthly Rent Factor shall be calculated based on the Implicit Rate in effect on the Commencement Date of such Schedule. Such Implicit Rate shall be equal to the Base Implicit Rate plus or minus (as appropriate) the number of basis points by which the Treasury Rate on such Commencement Date differs from the Base Treasury Rate. Notwithstanding anything to the contrary contained herein, the minimum Implicit Rate shall be 8.50%. Upon the commencement of each Schedule, the Monthly Rent Factor for such Schedule shall be fixed for the Initial Lease Term of such Schedule.

     29.  Fees.
          ----

     (a) Lessor acknowledges the receipt of an application fee of $5,000. The application fee shall be applied to pay Lessor's due diligence costs, legal costs and on-site document preparation costs. Any remaining balance will be applied pro-rata to the first month's rent due under each Schedule.

     (b) Last month's rent on $500,000 of the Lease Line shall be due on the Commencement Date of the first Equipment Schedule. The last month's rent on the additional $500,000 of the Lease Line shall be due on the Commencement Date of the first Equipment Schedule that causes the total equipment funded to exceed $500,000. Such rent shall be applied to the last month's rent for each Equipment Schedule on a pro-rata basis. If Lessee does not utilize the Lease Line Amount, Lessor shall retain any such unapplied balance of such Advance Rental.

     (c) Lessee shall pay Lessor $500 per Equipment Location for administrative expenses.

     (d) An amount equal to the last month's rent representing the last payment due calculated by multiplying the Base Monthly Rent Factor and $500,000 of the Lease Line Amount, will be due on the Commencement Date of the first Schedule and will be applied to the last payment due under each Schedule on a pro rata basis. An amount equal to the last month's rent representing the last payment due calculated by multiplying the Base Monthly Rate Factor and $500,000 of the Lease Line Amount, will be due on the Commencement Date of the first Schedule which causes the total equipment funded to exceed $500,000.

30.  End of Term Options. Provided that this Lease has not been cancelled and
     -------------------
that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee shall elect one of the following options in clauses (a), (b), or (c) below:

     (a) Lessee's Option to Renew: At the expiration of the Initial Lease Term of the first Schedule hereto, Lessee may elect to renew the Lease with respect to all, and not less than all, of the Equipment under all Schedules at their respective expiration dates for not less than twelve (12) months nor more than twenty-four (24) months at the Equipment's Fair Rental Value, but not less than 1.50% of Equipment Cost per month, which rent shall be paid monthly in advance plus any applicable taxes. Upon the expiration of such extended lease term, Lessee shall purchase

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

the Equipment as provided in Section 30(b) unless Lessee shall have returned the Equipment as provided in Section 30(c).

     (b) Lessee's Option to Purchase: At the expiration of the Initial Lease Term of the first Schedule hereto, Lessee may elect to purchase all, but not less than all, of the Equipment under all Schedules at their respective expiration dates for a purchase price equal to the then Fair Market Value, but not less than 10% nor more than 15% of original Equipment Cost determined as of the Commencement Date applicable to each Schedule, plus any applicable sales or other transfer taxes payable as a result of such sale plus any amounts that remain unpaid to Lessor under the Lease.

     (c) Lessee's Option to Return: At the expiration date of Initial Lease Term of the first Schedule hereto, Lessee may elect to return all, but not less than all, of the Equipment under all Schedules at their respective expiration dates in accordance with the return provisions of Section 4 of the Lease.

The foregoing options in clauses (a), (b), or (c) shall be exercised by written notice delivered to Lessor not more than 180 days and not less than 90 days prior to the expiration of the Initial Lease Term of the first Schedule hereto.

If none of the foregoing options in clauses (a), (b), or (c) of this section is duly exercised by Lessee, this Lease shall be automatically extended at the Monthly Rent Factor in effect immediately prior to the expiration date of the Initial Lease Term applicable to first Schedule with respect to all Equipment covered by any Schedule from the expiration date of the Initial Lease Term of each Schedule on a month-to-month basis. Lessee may terminate any such extended term on ninety (90) days' prior written notice to Lessor and so long as with such notice Lessee elect one of the options described in clauses (a), (b), or
(c) above.

The purchase of the Equipment by Lessee pursuant to any options herein granted shall be "AS IS, WHERE IS," without recourse to or any warranty by Lessor, other than a warranty that the Equipment is free and clear of liens and encumbrances resulting by or through acts of Lessor.

31.  Warrants.    Lessee shall issue and deliver to Lessor a warrant to purchase
     --------
shares of the same class and at the same price as Lessee's Series C Preferred round of financing ("Last Equity Round"). The warrants shall be issued and delivered to Lessor upon the execution of the Lease, but in no event later than the execution of this Addendum. The warrant expiration date shall be July 1, 2008. The terms of the warrant shall include piggyback registration rights on a pro rata basis with the shares of other shareholders, acceptable anti-dilution rights and shall provide for a "cashless" exercise provision in the event of exercise by Lessor.

The warrant shall permit Lessor to purchase that number of shares in the Last Equity Round equal to 2.00% of the Lease Line Amount divided by the Exercise Price, which is the Warrant strike price equal to the price per share of the Last Equity Round.

32.  Additional Warrants.  Upon the funding of a lease Schedule that causes the
     -------------------
total equipment funded to exceed $500,000, Lessee shall issue Additional Warrants to Lessor which shall permit Lessor to purchase additional shares of Series C Preferred Stock at the same price as the Lessee's Last Equity Round. Shares subject to such Additional Warrants shall have the same registration rights, anti-dilution rights and other shareholder rights as granted to investors in the Last Equity Round. In addition, the Additional Warrants shall provide for a "cashless" exercise provision in the event of exercise by Lessor.

The Additional Warrant shall permit Lessor to purchase that number of shares in the Last Equity Round equal to

2.00% of the Lease Line Amount divided by the Exercise Price, which is the Warrant strike price equal to the price per share of the Last Equity Round.

33.  Right of First Refusal.  Until January 1, 2000, Lessee shall provide Lessor
     ----------------------
with the right to provide or arrange financing for the acquisition of Lessee's additional Equipment for Lessee's use. In that regard, Lessee shall present to Lenders any bona fide third party offer to provide financing for such equipment and Lessor shall have the right to provide such financing on the offered terms and conditions. Lessor shall respond to such right of first refusal within ten
(10) Business Days of receipt of a notice of such offer delivered as set forth herein. If Lessor declines to provide such financing or fails to respond within the ten (10) Business Day period, Lessee may accept and close the offered financing within ninety (90) days of the notice to Lenders.

34.  Conditions Precedent.  Lessee shall cause the following documents to be
     --------------------
delivered to Lessor in form and substance acceptable to Lessor:

     (a)  Condition to closing and Lessor's performance:


          1.   Master Lease Agreement;
          2.   Addendum;
          3.   Warrant and related documents;
          4.   Certified copy of Lessee's Articles of Incorporation and
               By-Laws;
          5.   Certificate of Good Standing from Lessee's State of
               Incorporation;
          6.   Certified Copy of Corporate Resolution;
          7. UCC Search, Tax and Judgment Lien Search results satisfactory to Lessor;
          8. Release or subordination of any prior security interests in the Equipment including "after acquired" clauses;
          9.   Current financial statements prepared by Lessee;
          10. Most recent audited financial statements of Lessee prepared by Independent Auditor;
          11. Lessee's most current operating plan (including five year financial and operating projections);
          12.  Insurance Letter, Loss Payable Clause Endorsement, Additional
               Insured Endorsement and related Certificates of Insurance;
          13.  Release, Disclaimer or Subordination Agreements by each Owner and
               Mortgagee of the Premises of the Equipment;
          14.  Such other items or documents as Lessor may request.

    (b)   Condition to any purchase of or payment on account of the purchase of
          Equipment:

          1. UCC-1 financing statements and protective fixture filings signed by Lessee (to be filed prior to the earlier of funding or, for Equipment delivered after the date of the Lease, delivery of Equipment to Lessee) together with any UCC Amendments relating thereto for any prior, present or subsequent Schedule;
          2.   Equipment Acceptance Certificate;
          3.   Schedule;
          4.   Software License Assignment Agreement (if applicable);
          5.   User Agreement (if applicable);

          6. For new Equipment, Copies of Purchase Order(s), Purchase Agreement Assignment(s), Progress Payment Authorization (if applicable) and Original Invoices issued to Lessor;
          7. For used Equipment, Certified Copies of Original Invoices, Copies of Cancelled Checks (front and back), Bill of Sale and UCC-3 Release(s);
          8.   Such other items or documents as Lessor may request.

35.  Software.  No more than 25% of the Lease Line may be utilized for the
     --------
purchase of software at a purchase price equal to 100% of Equipment Cost in accordance with the Software Rider attached hereto and made an integral part hereof. In the event of a conflict between the terms and conditions of the Software Rider and the Lease or any Addendum thereto, the terms and conditions of the Software Rider shall govern and control.

IN WITNESS WHEREOF, this Addendum has been executed by a duly authorized officer of Lessee as of the 22nd day of June, 1998.


OPEN PORT TECHNOLOGY, INC., Lessee
676 North St. Clair Street
Suite 900
Chicago, IL 60611

By:    /s/ David P. Aniol
      -------------------------
Name:  D.P. ANIOL
      -------------------------
Title: CFO
      -------------------------

THIRD COAST VENTURE LEASE PARTNERS I, L.P., Lessor
900 North Franklin Street, Suite 700
Chicago, Illinois 60610
By its General Partner, Third Coast GP-I, L.L.C.

By:     /s/ Miroslav Anic
       ------------------------
Name:  MIROSLAV ANIC
       ------------------------
Title: Manager
       ------------------------

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